UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

MICROFIELD GRAPHICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction: __________________________________

5)	Total fee paid: _______________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

1)	Amount Previously Paid: _______________________________________________________

2)	Form, Schedule or Registration Statement No.: ______________________________________

3)	Filing Party: _________________________________________________________________

4)	Date Filed: __________________________________________________________________

Microfield Graphics, Inc.

1631 NW Thurman Street, Suite 310
Portland, OR 97209

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 14, 2003

      The annual meeting of stockholders of Microfield Graphics, Inc. will be held at the office of the Company, 1631 NW Thurman Street, Fourth Floor, Founders’ Auditorium, Portland, OR 97209, on Wednesday, May 14, 2003, at 10:00 a.m., Pacific Time, for the following purposes:

1. To elect directors for a one-year term to serve until their successors are elected and qualified;

2. To consider and vote on approving the 2003 Stock Option Plan described in the accompanying Proxy Statement;

3. To consider and vote on amending the Corporation’s Articles of Incorporation to change the Corporation’s name to Microfield Group, Inc. and

4. To consider and vote on any other matter that may properly come before the meeting. The board of directors is not aware of any other matters that will be presented for consideration at the meeting.

      Stockholders of record at the close of business on March 31, 2003, are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

Steven M. Wright
President

Portland, Oregon

      Your vote is important. Please fill in and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The holders of a majority of the outstanding shares must be present in person or proxy for the meeting to be held. If you attend the meeting and vote your shares personally, any previous proxies will be thereby revoked.

2003 PROXY STATEMENT

      This Proxy Statement is furnished to the holders of the shares of common stock in connection with the solicitation of proxies for use at the annual meeting. The 2003 annual meeting of shareholders of Microfield Graphics, Inc. (“Microfield”) will be held on May 14, 2003, at the offices of Microfield at 1631 NW Thurman Street, Fourth Floor, Founders’ Auditorium, Portland, Oregon 97209, at 10:00 a.m., Pacific time. The enclosed form of proxy is solicited by the Board of Directors of Microfield, and the cost of the solicitation will be borne by Microfield. The costs and expenditures of the solicitation are not expected to exceed the amount normally expended for any uncontested election of the directors. In addition to solicitation by mail, some of Microfield’s directors, officers, and regular employees may solicit proxies personally or by telephone or other means without additional compensation. When the proxy is properly executed and returned, the shares of common stock it represents will be voted as directed at the annual meeting or any postponement or adjournment of the annual meeting. If no direction is indicated, those shares of common stock will be voted “FOR” the proposals set forth in the attached Notice of annual meeting of Shareholders. Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the annual meeting. All proxies delivered pursuant to this solicitation are revocable at any time at the option of the persons executing them by giving written notice to the Secretary of Microfield, by delivering a later-dated proxy or by voting in person at the annual meeting. The mailing address of the principal executive offices of Microfield is 1631 NW Thurman Street, Suite 310, Portland, Oregon 97209. This Proxy Statement, the attached notice of annual meeting of shareholders and the accompanying proxy card are first being mailed to shareholders on or about April 21, 2003.

Record Date and Shares Entitled to Vote

      Only holders of common stock of record as of the close of business on March 31, 2003 will be entitled to vote at the annual meeting. As of the record date, Microfield had outstanding 8,224,652 shares of common stock held by 175 shareholders of record. Holders of common stock on the record date are entitled to one vote for each share of common stock held on any matter that may properly come before the annual meeting.

Quorum and Voting Requirements

      The presence in person or by proxy of the holders of the majority of the shares of common stock issued and outstanding as of the record date and entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Abstentions with respect to any proposal under consideration at the annual meeting will be counted for purposes of establishing a quorum. Directors are elected by a plurality of the votes cast by the holders of common stock at a meeting at which a quorum is present. If a quorum is present, abstentions will have no effect on the election of directors. With respect to the Amendment to Stock Option Plan, the approval of the matter would require a greater number of votes cast in favor of the matter than the number of votes cast against the matter. With respect to approval of the Amendment to the Articles of Incorporation of the Company, the approval requires a majority vote of the issued and outstanding shares. Each of the members of the Board of Directors is recommending that shareholders vote “FOR” the approval of all proposals. As of the record date, the directors and the executive officers of Microfield owned an aggregate of approximately 24.1% of the outstanding shares of common stock. Shares of common stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters before the annual meeting even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner. These shares are referred to as “broker non-votes.” At the annual meeting, broker non-votes will be counted for purposes of determining whether a quorum exists at the annual meeting but will not be counted as votes for or against matters presented for shareholder consideration.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

      In accordance with the Company’s Bylaws, the Board of Directors shall consist of no fewer than three and no more than eleven directors, the specific number to be determined by resolution adopted by the Board of Directors. The Board of Directors has set the number of directors at four. Each director will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

Nominees for Director

      The names and certain information concerning the nominees for director are set forth below. Shares represented by the proxies will be voted for the election to the Board of Directors of the persons named below unless authority to vote for a particular director or directors has been withheld in the proxy. In the event of the death or unavailability of any nominee or nominees, the proxy holders will have discretionary authority under the proxy to vote for a substitute nominee. Proxies may not be voted for more than four nominees. The Board of Directors has nominated the persons named in the following table to be elected as directors.

Name of Nominee	Position with the Company	Served as a Director Since	Age

Steven M. Wright	President and Chief Executive Officer, Director	September, 2002	40
R. Patrick Hanlin	Chairman of the Board, Director	September, 2002	42
John B. Conroy	Director	May, 1986	64
Michael Stansell	Director	November, 1999	60

      There is no family relationship among any of the directors or executive officers of the Company.

      STEVEN M. WRIGHT joined the Company in September 2002 when Microfield acquired Innovative Safety Technologies, LLC, a company founded by Mr. Wright. Mr. Wright was appointed as President and Chief Executive Officer and as a director that same month. Prior to founding Innovative Safety Technologies, LLC, Mr. Wright was a co-founder, Chief Operating Officer and director for Card Capture Services, Inc., an international ATM provider.

      R. PATRICK HANLIN joined the Company in September 2002 when he was appointed as an independent director following the acquisition of Innovative Safety Technologies, LLC. Mr. Hanlin founded and is the President of Livebridge, Inc., a multi-channel communications service provider with more than 3,500 employees in the U.S., Canada and India.

      JOHN B. CONROY is currently a director of the Company. Mr. Conroy joined the Company in May, 1986 and served as the President until 2002, and has been a Director since May, 1986. Mr. Conroy served as the Chief Executive Officer from January, 1987 to September, 2002, and as Chairman of the Board of Directors from June, 1996 to September, 2002. Mr. Conroy previously held executive management positions with a number of computer industry companies, has served as a Director of several, and holds a BSEE from New York University.

      MICHAEL W. STANSELL is currently a director of the Company. Mr. Stansell joined the Company in November, 1985 as Director of Manufacturing and was appointed Vice President, Operations, in January 1987 and served in those capacities until 2002 at which point Mr. Stansell was elected President of the Company and served in that capacity until October, 2002. Mr. Stansell is currently the Vice President of support services for Christenson Electric, Inc., an electrical contractor. Mr. Stansell was a division manufacturing manager, among other positions, at Tektronix Corporation from August, 1965 through October, 1985.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

Compensation of Directors

      The 1998 Stock Incentive Plan provides for the automatic grant of an option to purchase 10,000 shares of common stock to each person who becomes a non-employee director of the Company after April 24, 1996, provided that the person has not previously served as a director of the Company. A “non-employee director” is a director who is not an employee of the Company or any of its subsidiaries. The plan also provides for the grant of an automatic option to purchase an additional 3,000 shares of common stock to each incumbent non-employee director who continues in office as a non-employee director following an annual meeting of shareholders, starting with the 1997 annual meeting. Michael Stansell and Herbert Shaw were each granted an option for 3,000 shares in 2002. Directors do not receive any fees for serving on the Company’s Board of Directors or any committee thereof, but are reimbursed for reasonable expenses incurred in attending meetings.

Board Meetings and Committees

      The Board of Directors met four times during 2002. Each director attended by phone or in person all of the meetings of the Board of Directors and all committees of which he was a member. The standing committees of the Board of Directors are the Audit Committee, and the Compensation Committee and the Ethics Committee. The Audit Committee makes recommendations concerning the engagement of the independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company’s internal accounting controls. The Audit Committee consists of Messrs. Hanlin and Stansell. The Compensation Committee determines compensation for the Company’s executive officers. The Compensation Committee consists of John B. Conroy, R. Patrick Hanlin and Michael Stansell. The Audit Committee and the Compensation Committee met two times during 2002.

ANNUAL REPORT OF THE AUDIT COMMITTEE

      Two independent directors of the Corporation comprise the Audit Committee of the Board of Directors. The Audit Committee operates under the Audit Committee Charter that was adopted by the Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The members of the Audit Committee, Michael Stansell and R. Patrick Hanlin, met two times in 2002.

      The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its responsibility to:

•	Monitor the integrity of Microfield’s financial reporting process and systems of internal controls regarding accounting and finance;

•	Monitor the independence and performance of the Microfield’s independent auditors and internal auditors;

•	Provide an avenue of free and open communication among the independent auditors, internal auditors, management and board of directors;

•	Review any conflict of interest situation brought to the committee’s attention; and

•	Review Microfield’s approach to business ethics and compliance with the law.

      In connection with Microfield’s financial statements for the year ended December 28, 2002, the Audit Committee:

•	Reviewed and discussed with management and the independent auditors the audited financial statements;

•	Discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principals generally accepted in the United States, their judgments as to the quality, not just the acceptability, of Microfield’s accounting principals and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61);

•	Received written disclosures and a letter from the independent auditors as required by Independence Standards Board Standard No. 1 and discussed the auditors’ independence with the auditors;

•	Recommended to the Board of Directors (and the Board has approved) that Microfield include its audited financial statements for the year ended December 28, 2002 in its Annual Report on Form 10-KSB.

      This report is submitted over the names of the members of the Audit Committee.

R. Patrick Hanlin
Michael Stansell

AMENDMENT TO THE 1995 STOCK INCENTIVE PLAN (as Amended)

(Proposal No. 2)

      The Company maintains the 1995 Stock Incentive Plan as amended for the benefit of its employees and others who provide services to the Company. The Board of Directors believes the grant of stock options to these individuals aligns their interests with shareholder interests and provides them with incentives to exert their best efforts on behalf of the Company. On February 6, 2002 the Company’s Board of Directors approved an amendment to the 1995 Plan to increase the aggregate number of shares of common stock that may be issued thereunder to a total of 1,500,000 shares, an increase of 650,000 shares. See Summary of 1995 Stock Incentive Plan, as Amended, contained in the Appendix B to this Proxy Statement.

RESOLVED that the shareholders of Microfield Graphics, Inc. hereby approve the amendment of first sentence of Paragraph 2 of the 1995 Plan to read as follows:

“Subject to adjustment as provided below and in paragraph 13 the shares to be offered under the Plan shall consist of common stock of the Company, and the total number of shares of common stock that may be issued under the Plan shall not exceed 1,500,000 shares.”

      The affirmative vote of the majority of the votes cast by holders of shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote thereon is required to adopt the foregoing resolution. Shareholder approval of this Proposal No. 2 will also constitute a re-approval of the performance goals contained in the per-employee limits on grants of options and stock appreciation rights under the 1998 Plan of 200,000 shares for new hires and 100,000 shares annually otherwise. This re-approval is required every five years for continued compliance with regulations under Section 162(m) of the Internal Revenue code of 1986.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1995 STOCK INCENTIVE PLAN.

APPROVAL OF CHANGE OF NAME

(Proposal No. 3)

      The Board of Directors proposes to amend Microfield’s articles of incorporation to change its name from “Microfield Graphics, Inc.” to “Microfield Group, Inc.” On February 6, 2003 the Board of Directors unanimously adopted a resolution proposing that the articles of incorporation be amended to change the name of the corporation, subject to shareholder approval, and that Article I of the articles of incorporation as amended would read as follows:

“ARTICLE I

‘The name of this corporation shall be Microfield Group, Inc.”

      Approval of this amendment requires the affirmative vote of the holders of a majority of all of the issued and outstanding shares of common stock of Microfield, whether or not present in person or by proxy at the meeting. If the amendment is approved at the meeting, the amendment will be filed with the Secretary of State of the state of Oregon at which time the name of Microfield will be changed.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVING THE AMENDMENT TO THE ARTICLES OF INCORPORATION WHICH CHANGES THE NAME OF MICROFIELD.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information regarding the beneficial ownership of common stock of the Company as of March 31, 2003 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director or nominee for director of the Company, (iii) each of the executive officers named in the Summary Compensation Table below and (iv) all directors and executive officers as a group. Except as otherwise noted, the Company believes the persons listed below have sole investment and voting power with respect to the common stock owned by them.

Five Percent Shareholders,	Shares	Approximate
Directors, Director Nominees	Beneficially	Percentage
and Certain Executive Officers	Owned(1)	Owned

Steven M. Wright(1)	1,010,739	12.08%
Suite 310
1631 NW Thurman Street
Portland OR 97209

JMW — MICG Holdings, LLC	545,455	6.63%
Suite 310
1631 NW Thurman Street
Portland OR 97209

Robert J. Jesenik(2)	864,417	9.55%
Suite 310
1631 NW Thurman Street
Portland OR 97209

Dennis A. Wade(2)	854,912	9.45%
Suite 310
1631 NW Thurman Street
Portland OR 97209

Richard Wright(3)	441,166	5.36%
Suite 310
1631 NW Thurman Street
Portland OR 97209

R. Patrick Hanlin	454,546	5.53%
Suite 310
1631 NW Thurman Street
Portland OR 97209

John B. Conroy	376,033	4.57%
Suite 310
1631 NW Thurman Street
Portland OR 97209

Five Percent Shareholders,	Shares	Approximate
Directors, Director Nominees	Beneficially	Percentage
and Certain Executive Officers	Owned(1)	Owned

Michael Stansell	139,602	1.70%
Suite 310
1631 NW Thurman Street
Portland OR 97209

All directors and executive officers as a group(4)	1,980,920	24.09%

(1)	Includes 145,188 shares, 14.6% of which are vested but unexercised stock options.

(2)	Includes 826,400 shares represented by vested but unexercised warrants.

(3)	Includes 10,000 shares represented by stock options, of which 14.6% are vested.

      Through the merger described in detail in the Company’s Form 10KSB, the Owners of IST and private purchasers acquired a controlling interest in the Company. Private funds were used for the acquisition.

Executive Officers of the Registrant

      The names, ages and positions of the Company’s executive officers are as follows:

Name	Age	Current Position(s) with Company

Steven M. Wright	40	President, Chief Executive Officer, Director

      See above under Director Nominees for additional information for Steven M. Wright.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary of Cash and Certain Other Compensation

      The following table provides certain summary information concerning compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the “named officers”) for fiscal years 2002, 2001 and 2000.

Summary Compensation Table

	Annual Compensation(1)

				Long-Term
	Fiscal Year	Salary($)	Bonus($)	Comp Award

Steven M. Wright	2002	$48,462	0
President 2002, 2003	2001	N/A	N/A
	2000	N/A	N/A

John B. Conroy	2002	106,062	10,922
Chairman of the Board, President and	2001	173,078	82,714
Chief Executive Officer 2001, 2002	2000	139,327

Michael Stansell	2002	N/A
	2001	95,000
	2000	95,000

(1)	The aggregate amount of perquisites and other personal benefits was less than either $50,000 or 10% of the total of the annual salary and bonus reported for each of the named officers.

Compensation Plans

      Proposal No. 2, if approved, will increase the number of authorized shares by 650,000 shares. These shares and their issuance are governed by the terms of the plan, a summary of which is attached as Appendix A to this proxy statement. The award of stock options or equity compensation is at the discretion of the Board of Directors and the amount and benefits to be issued under the plan are not determinable at this time.

Options Granted in Last Fiscal Year

      The following table contains information concerning the grant of stock options under the Company’s 1998 Stock Incentive Plan during fiscal 2002 to the named officers. All current executive officers as a group received options exercisable for 145,188 shares of the Company’s common stock during fiscal year 2002. All employees who are not currently executive officers of the Company received options exercisable for a total of 100,000 shares of the Company’s common stock during fiscal year 2002.

Option Grants in Last Fiscal Year

	Individual Grants

		% of Total Options
	Number of Securities	Granted to Employees	Exercise Price
Name	Underlying Granted	in Fiscal Year	($ per share)

Steven M. Wright	70,188	28.6%	$.40
	75,000	30.6%	$.44
Herbert Shaw	3,000	1.22%	$.05
Michael Stansell	3,000	1.22%	$.05

Option Exercise and Holdings

      The following table provides information concerning the exercise of options during fiscal 1998 and unexercised options held as of the end of the fiscal year with respect to the named officers.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Value

			Number of Securities
			Underlying
			Unexercised Options
	Shares		at FY End #
	Acquired on		Exerciseable/
Name	Exercise(#)	Value Realized(1)	Unexerciseable

Herbert Shaw	9,000	$2,760.00	0/0
John B. Conroy	50,000	$34,000.00	0/0

(1)	Market value of the underlying securities at exercise date, minus exercise price of the options.

Equity Compensation Plan Information

			Number of securities
	Number of Securities to be	Weighted average	remaining available for
	issued upon exercise of	exercise price of	future issuance (excluding
	outstanding options	outstanding options	securities reflected in
	and warrants	and warrants	column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	261,188	$0.39	-0- **
Equity compensation plans not approved by security holders	2,086,000	$0.45	-0-

Total	2,347,188	$0.44	-0- **

**	Proposal No. 2 would increase the number of shares authorized for issuance to 1,500,000, an increase of 650,000 shares. If the proposal is approved by the shareholders there will be 650,000 shares available for future issuance.

      The Company has an Incentive Stock Option Plan. At December 28, 2002, 261,188 shares of common stock were reserved for issuance to employees, officers and directors. Under the Plan, the options may be granted to purchase shares of the Company’s common stock at fair market value, as determined by the Company’s Board of Directors, at the date of grant. The options are exercisable over a period of up to five years from the date of grant or such shorter term as provided for in the Plans. The options become exercisable over four years.

      In connection with a Subordinated Promissory Note agreement entered into on June 30, 2000, the Company issued two stock warrants each to purchase individually 1,033,000 common shares at a price of $0.50 per share and $0.38722 per share, respectively. On December 24, 2000, the Company repaid the Subordinated Promissory Note. The warrants expire on June 30, 2005.

      On October 15, 1999 the Company issued a warrant to certain of its debt holders to purchase 20,000 shares of the Company’s common stock at an exercise price of $0.75 per share. In accordance with the terms of the warrant, the holder, in lieu of exercising the warrant, has the option to convert the warrant into a number of shares to be determined based on a formula which considers the difference between the fair market value of the Company’s common stock at the time of conversion and the exercise price of the warrant. The warrant expires in October 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during 2002, all executive officers, directors and greater than 10% shareholders complied with all applicable filing requirements. John B. Conroy and Steven M. Wright each had one late Form 4 filing.

Independent Public Accountants

      Pricewaterhouse Coopers LLP audited the Company’s financial statements for the fiscal year ended December 28, 2002 and has been selected to do the same for fiscal year ended January 3, 2004. Representatives of Price Waterhouse LLP will be present at the annual meeting and will be available to respond to appropriate questions. They do not expect to make any statement but will have the opportunity to make a statement if they wish.

Fees Paid in 2002

Audit fees	$15,700
Financial Information Systems Design & Implementation Fees	$0
All other fees	$8,275

      The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence and have concluded that the services provided by PricewaterhouseCoopers LLP is compatible with maintaining auditor independence.

Shareholder Proposals for 2004 Annual Meeting

      Proposals of shareholders intended to be presented at the Company’s 2004 annual meeting of Shareholders must be received by the Company at its principal office no later than January 14, 2004, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

Other Matters

      Neither the Board of Directors nor management intends to bring any matter for action at the annual meeting of Stockholders other than those matters described above. If any other matter or any proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgement.

APPENDIX A TO PROXY STATEMENT

AUDIT COMMITTEE CHARTER

      The Board of Directors of Microfield Graphics, Inc. (the “Company”) shall annually appoint from its members an Audit Committee.

      Number of Members and Appointment. Members of the Committee shall be appointed annually by the Board of Directors. Vacancies shall be filled by the Board of Directors.

      Qualifications of Members. Each member of the Audit Committee shall be a Director who, in the judgment of the Board of Directors, is financially literate and possesses the ability to read and understand the fundamental financial statements of the Company and its subsidiaries, including balance sheets, income statements and cash flow statements. At least one member of the Audit Committee shall, in the judgment of the Board of Directors, have accounting or related financial management expertise, which may include employment experience in finance or accounting, certification in accounting or any other comparable experience, including being, or having been, a chief executive officer or other senior officer with financial oversight responsibilities.

      Independence of Members. Members of the Audit Committee shall be free from any relationship to the Company or its subsidiaries that, in the judgment of the Board of Directors, may interfere with the exercise of their independence from management of the Company. Other than in their capacity as members of the Board of Directors, members of the Audit Committee may not be affiliates, officers or employees of the Company or any of its subsidiaries and may not accept from the Company any consulting, advisory or other compensatory fees. Appointments to the Audit Committee shall be consistent with standards for determining independence promulgated by the Securities and Exchange Commission and the New York Stock Exchange, or such other national securities exchange as shall be the principal market for trading of the Company’s securities.

      Meetings, Quorum, Informal Actions, Minutes. The Audit Committee shall meet on a regular basis. Special meetings may be called by the Chair of the Audit Committee. A majority of the members of the Audit Committee shall constitute a quorum. Concurrence of a majority of the quorum (or, in case a quorum at the time consists of two members of the Committee, both members present) shall be required to take formal action of the Audit Committee. Written minutes shall be kept for all formal meetings of the Committee. As permitted by ORS 60.341 and 60.354 of the Oregon Corporation Act, the Audit Committee may act by unanimous written consent, and may conduct meetings via conference telephone or similar communication equipment.

      Members of the Audit Committee may meet informally with officers or employees of the Company and its subsidiaries and with the Company’s independent auditors and may conduct informal inquiries and studies without the necessity of formal meetings. The Audit Committee may delegate to its chair or to one or more of its members the responsibility for performing routine functions as, for example, review of press releases announcing results of operations.

      Responsibilities. The Company’s independent auditors shall report directly to the Audit Committee. The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of the Company’s independent auditors, including the resolution of disagreements between the independent auditors and the Company’s management, and, where appropriate, the replacement of the Company’s independent auditors. The Audit Committee shall approve all auditing services and all significant non-audit services to be provided to the Company by the independent auditors. The Board of Directors may, in its discretion, determine to submit to stockholders for approval or ratification the appointment of the Company’s independent auditors.

      The Audit Committee shall oversee the independence and performance of the Company’s independent auditors. The Committee shall ensure that the independent auditors periodically submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company and shall engage in an active dialogue with the auditors with respect to any disclosed relationships or services that may impact the auditor’s independence or objectivity. The Audit Committee shall make recommenda-

A-1

tions to the Board of Directors for appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

      The Audit Committee shall annually prepare and submit, for inclusion in management’s proxy statement to stockholders in connection with the annual meeting of stockholders, a report in conformity with Item 306 of Securities and Exchange Commission Regulation S-B. Without limiting the generality of the foregoing, the Audit Committee shall:

•	Review the scope of proposed audits to be performed with respect to the Company’s financial statements in the context of the Company’s particular characteristics and requirements.

•	Review with the independent auditors the results of the auditing engagement and any recommendations the auditors may have with respect to the Company’s financial, accounting or auditing systems.

•	Require a letter from the independent auditors concerning significant weaknesses or breaches of internal controls encountered during the course of the audit.

•	Inquire of management and the independent auditors whether any significant financial reporting issues were discussed during the course of the audit and, if so, how they were resolved.

•	Review with management and the independent auditors changes in accounting standards or rules proposed by Financial Accounting Standards Board or the Securities and Exchange Commission that may effect the Company’s financial statements.

•	Request an explanation from management and the independent auditors concerning the effects of significant changes in accounting practices or policies.

•	Inquire about significant contingencies or estimates that may effect the Company’s financial statements and the basis for the Company’s presentation of such matters.

•	Review the adequacy of the internal financial and operational controls of the Company with staff performing internal auditing functions and with the independent auditors.

•	Establish procedures for the confidential, anonymous submission by the employees, and the receipt, retention, and treatment by the Company, of the complaints regarding accounting, internal accounting controls or auditing matters.

•	At least annually, meet privately with the independent auditors in executive session to, among other matters, help evaluate the Company’s internal financial accounting and reporting staff and procedures.

•	Receive and review a draft of the financial section of the annual report to stockholders, with accompanying notes, and Management’s Discussion and Analysis.

•	Report the Committee’s activities to the full Board of Directors on a regular basis.

•	Review and assess the adequacy of this Charter on an annual basis.

      Committee Resources. The Audit Committee is authorized to employ the services of such counsel, consultants, experts and personnel, including persons already employed or engaged by the Company, as the Committee may deem reasonably necessary to enable it to fully perform its duties and fulfill its responsibilities. The Audit Committee shall determine the appropriate funding that the Company shall provide for payments of compensation to the independent auditors and to any experts employed by the Audit Committee.

Adopted by the Board of Directors February 6, 2003

A-2

APPENDIX B TO PROXY STATEMENT

SUMMARY OF 1995 STOCK INCENTIVE PLAN, AS AMENDED

      Background. The Company’s 1995 Stock Incentive Plan (the “1995 Plan”) was adopted by the Board of Directors in May 1995 and approved by the shareholders of the Company in June 1995. The 1995 Plan was amended in 1997 and the amendments were approved by the shareholders of the Company at the 1997 annual meeting. The 1995 Plan was amended in 1998 and the amendments were approved by the shareholders of the Company at the 1998 annual meeting. The 1995 Plan provides for the award of incentive stock options to key employees and the award of non-qualified stock options, stock appreciation rights, bonus rights and other incentive grants to employees, independent contractors and consultants. The total number of shares of the Company’s common stock that may be issued under the 1995 Plan, before giving effect to Proposal No. 2, will not exceed 850,000.

      Shares Available for Grant. On February 6, 2003 the Company’s Board of Directors approved an amendment to the 1995 Plan to increase the aggregate number of shares of common stock that may be issued thereunder to a total of 1,500,000 shares, an increase of 650,000 shares. This amendment to the 1995 Plan is subject to shareholder approval, as presented in Proposal No. 2 in this Proxy Statement. ELIGIBILITY. All employees, officers and directors of the Company and its subsidiaries are eligible to participate in the 1995 Plan. Also eligible are non-employee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products and independent contractors of the Company or any subsidiary.

      As of February 28, 2003 the persons eligible to participate in the 1995 Plan included 1 officer, 3 non-officer directors and 7 employees of the Company. During the fiscal year ended December 28, 2002, options to purchase 245,188 shares of common stock were granted under the 1995 Plan at exercise prices of between $0.40 and $0.44 per share. As of February 28, 2003, options to purchase 336,188 shares of common stock were outstanding at exercise prices of between $0.04 and $0.44 per share, 59,000 shares of common stock had been issued upon exercise of options, and 0 shares of common stock were available for future grants under the 1995 Plan, (650,000 shares if Proposal No. 2 to amend the 1995 Plan is approved by the shareholders of the Company).

      Administration. The Plan is administered by the Board of Directors, which may promulgate rules and regulations for the operation of the Plan and generally supervises the administration of the 1995 Plan. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both, authority to administer the Plan, except that only the Board of Directors may amend, modify or terminate the 1995 Plan. In 1995, the Board of Directors delegated to Mr. Conroy authority to make grants under the Plan to anyone other than directors and executive officers of the Company. In addition, during 1995 the Board of Directors created an Executive Stock Committee with authority to make grants under the Plan to directors and executive officers. The Executive Stock Committee must consist of at least two directors who qualify as non-employee directors under Rule 16b-3 under the 1934 Act.

      Minimum Option Price. The purchase price of the Company’s common stock upon exercise of incentive stock options (“ISOs”) must not be less than the fair market value of the common stock at the date of the grant, in the case of incentive stock options issued to holders of more than 10% of the outstanding common stock, 110% of fair market value, or at a price at the discretion of the Board of Directors, in the case of non-qualified stock options (“NQSO’s”). The maximum market value, on the date of grant, of the stock for which incentive stock options are exercisable for the first time by an employee during any calendar year may not exceed $100,000. As defined in the 1995 Plan, “fair market value” shall mean the last reported sales price of the Company’s common stock in the Wall Street Journal on the day preceding the date such option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred.

      Duration of Options. Subject to earlier termination of the option as a result of termination of employment, death or disability, each option granted under the 1995 Plan shall expire on the date specified by the Administrative Committee, but in no event more than (i) ten years from the date of grant in the case of ISOs generally, (ii) five years from the date of grant in the case of ISOs granted to a holder of more than 10% of the outstanding common stock, and (iii) the period of time as determined by the Board of Directors, in the case of NQSOs.

      Means of Exercising Options. An option is exercised by giving written notice to the Company, which notice must be accompanied by full payment of the purchase price therefor, either (i) in cash or by certified check, (ii) at the discretion of the Board of Directors, through delivery of shares of common stock having a fair market value equal to the cash exercise price of the option, (iii) at the discretion of the Board of Directors, by delivery of the optionee’s personal recourse promissory note in the amount of the cash exercise price of the option, or (iv) at the discretion of the Board of Directors, by any combination of (i), (ii) and (iii) above.

      Term and Amendment of the 1995 Plan. The 1995 Plan will continue in effect until all shares available for issuance under the 1995 Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may amend the 1995 Plan at any time, provided that no change in an award already granted shall be made without the written consent of the holder of such award. The Board of Directors may suspend or terminate the 1995 Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the 1995 Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the 1995 Plan.

      Assignability. No option granted under the 1995 Plan is assignable or transferable by the optionee except by will or by the laws of descent and distribution.

      Stock Bonuses. The Board of Directors may award shares under the 1995 Plan as stock bonuses, subject to the terms, conditions and restrictions determined by the Board of Directors. No stock bonuses have been awarded as of February 28, 2003.

      Restricted Stock. The Board of Directors may issue restricted shares of the Company’s common stock under the 1995 Plan for such consideration as determined by the Board of Directors. No issuance of restricted stock has been made as of February 28, 2003.

      Stock Appreciation Rights. The Board of Directors may grant stock appreciation rights under the 1995 Plan by the Board of Directors, subject to such rules, terms and conditions as the Board of Directors prescribes. No stock appreciation rights have been granted as of February 28, 2003.

      Cash Bonus Rights. The Board of Directors may grant cash bonus rights under the 1995 Plan in connection with (i) options granted or previously granted, (ii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the 1995 Plan. Cash bonus rights will be subject to such rules, terms and conditions as the Board of Directors prescribes. No cash bonus rights have been granted as of February 28, 1999.

      Performance Units. The Board of Directors may grant performance units under the 1995 Plan, consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, not more than 10 years. No performance units have been granted as of February 28, 1999.

      Option Grants to Non-Employee Directors. The 1995 Plan provides for the automatic grant of an option to purchase 10,000 shares of common stock an (“Initial Grant”) to each person who becomes a non-employee director after April 24, 1996, provided that the person has not previously served as a director of the Company. A “non-employee director” is a director who is not an employee of the Company or any of its subsidiaries. An Initial Grant takes effect on the date that a person first becomes a non-employee director. The Plan also provides for the automatic grant of an option to purchase an additional 3,000 shares of common stock (an “Additional Grant”) to each incumbent non-employee director who continues to serve as a non-employee director following an annual meeting of shareholders, provided that the non-employee director has not received an Initial Grant in that calendar year. The Additional Grant provision first took effect in connection with the 1997 annual meeting of shareholders. Additional grants are granted as of the annual meeting date.

      Federal Tax Effects of ISOs. The Company intends that ISOs granted under the 1995 Plan will qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). An optionee acquiring stock pursuant to an ISO receives favorable tax treatment in that the optionee does not recognize any taxable income at the time of the grant of the ISO or upon exercise. The tax treatment of the disposition of ISO stock depends upon whether the stock is disposed of within the holding period, which is the later of two years from the date the ISO is granted or one year from the date the ISO is exercised. If the optionee disposes of ISO stock after completion of the holding period, the optionee will recognize as capital gains income the difference between the amount received in such disposition and the basis in the ISO stock, i.e. the option’s exercise price. If the optionee Disposes of ISO stock before the holding period expires, it is considered a disqualifying disposition and the optionee must recognize the gain on the disposition as ordinary income in the year of the disqualifying disposition. Generally, the gain is equal to the difference between the option’s exercise price and the stock’s fair market value at the time the option is exercised and sold (the “bargain purchase element”). While the exercise of an ISO does not result in taxable income, there are implications with regard to the alternative minimum tax (“AMT”). When calculating income for AMT purposes, the favorable tax treatment granted ISOs is disregarded and the bargain purchase element of the ISO will be considered as part of AMT income. Just as the optionee does not recognize any taxable income on the grant or exercise of an ISO, the Company is not entitled to a deduction on the grant or exercise of an ISO. Upon a disqualifying disposition of ISO stock, the Company may deduct from taxable income in the year of the disqualifying disposition an amount generally equal to the amount that the optionee recognizes as ordinary income due to the disqualifying disposition.

      Federal Tax Effects of NQSOs. If an option does not meet the statutory requirements of Section 422 of the Internal Revenue Code and therefore does not qualify as an ISO, the difference, if any, between the option’s exercise price and the fair market value of the stock on the date the option is exercised is considered compensation and is taxable as ordinary income to the optionee in the year the option is exercised, and is deductible by the Company for federal income tax purposes in such year. Although an optionee will generally realize ordinary income at the time the NQSO is exercised, if the stock issued upon exercise of the option is considered subject to a “substantial risk of forfeiture” and no “Section 83 Election” has been filed, then the optionee is not taxed when the option is exercised, but rather when the forfeiture restriction lapses. At that time, the optionee will realize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of the stock on the date the forfeiture restriction lapses. The foregoing summary of federal income tax consequences of stock options does not purport to be complete, nor does it discuss the provisions of the income tax laws of any state or foreign country in which the optionee resides.

MICROFIELD GRAPHICS, INC.

RESTATED 1995 STOCK INCENTIVE PLAN
(Restated as of May 11, 1998)

     1.          Purpose. The purpose of this Stock Incentive Plan (the “Plan”) is to enable Microfield Graphics, Inc. (the “Company”) to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company’s products and independent Contractors of the Company or any subsidiary.

     2.          Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 550,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3.          Effective Date and Duration of Plan.

          (a)     Effective Date. The Plan shall become effective as of May 11, 1995. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an “Officer”) or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

          (b)     Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4.          Administration.

          (a)     Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

          (b)     Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the “Committee”) any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, (ii) that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 14 and (iii) that a Committee including officers of the Company shall not be permitted to grant options to persons who are officers of the Company. If awards are to be made under the Plan to Officers or directors, authority for selection of Officers and directors for participation and decisions concerning the timing, pricing and amount of a grant or award, if not determined under a formula meeting the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, shall be delegated to a committee consisting of two or more disinterested directors.

     5.     Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options (“Non-Statutory Stock Options”) as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in paragraph 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 200,000 shares of Common Stock in connection with the hiring of the employee or 100,000 shares of Common Stock in any calendar year otherwise.

     6.     Option Grants.

          (a)     General Rules Relating to Options.

(i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

(ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, vesting of options shall not continue during an absence on leave (including an extended illness) or on account of disability. Except as provided in paragraphs 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee’s rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option. Unless otherwise determined by the Board of Directors, if an Officer exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

(iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee’s domicile at the time of death.

(iv) Termination of Employment or Service.

(A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option or the expiration of 30 days after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

(B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term “total disability” means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

(C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee’s rights under the option shall pass by the optionee’s will or by the laws of descent and distribution of the state or country of domicile at the time of death.

(D) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 30-day and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

(E) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

(v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee’s intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee’s present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issua nce under the Plan shall be reduced by the number of shares issued upon exercise of the option.

          (b)     Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

(i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

(ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in paragraph 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

(iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

(iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the, date the option is exercised, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

(v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

(vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

          (c)     Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in Section 6(a) above:

(i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

(ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7.          Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares awarded as a stock bonus to an Officer may not be sold until six months after the date of the award. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8.          Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of

Directors, shares issued under this paragraph 8 to an Officer may not be sold until six months after the shares are issued. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9.          Stock Appreciation Rights.

          (a)     Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

          (b)     Exercise.

(i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

(ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates. Unless otherwise determined by the Board of Directors, no stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

(iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

(iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

(v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

(vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder’s lifetime only by the holder.

(vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due a or by delivering Common Stock to the Company to satisfy the withholding amount.

(viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10.          Cash Bonus Rights.

          (a)     Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an Officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

          (b)     Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

          (c)     Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (d)     Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (e)     Taxes. The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11.     Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders’ equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an Officer nor a director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder’s domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

     12.     Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13.     Changes in Capital Structure.

          (a)     Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee’s proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

          (b)     Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company’s assets (each, a “Transaction”), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

(i) Outstanding options shall remain in effect in accordance with their terms.

(ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

(iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

          (c)     Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with paragraph 13(b)(iii).

          (d)     Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

     14.     Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     15.     Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company’s shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     16.     Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee’s employment at any time, for any reason, with or without cause, or to decrease such employee’s compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     17.     Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

Adopted: May 11, 1995; amendments adopted February 1, 1996, January 27, 1997; restated May 8, 1998

Approved by Shareholders: June 8, 1995; amendments approved April 24, 1996, June 3, 1997

PROXY

MICROFIELD GRAPHICS, INC.
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 14, 2003

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 21, 2003 and hereby names, constitutes and appoints Steven M. Wright and R. Patrick Hanlin, or either of them acting in absence of the other, with full power of substitution, my true and lawful attorneys and Proxies for me and in my place and stead to attend the Annual Meeting of the Shareholders of Microfield Graphics, Inc. (the “Company”) to be held at 10:00 a.m. on Wednesday, May 14, 2003, and at any postponement or adjournment thereof, and to vote all the shares of Common Stock held of record in the name of the undersigned on March 31, 2003, with all the powers that the undersigned would possess if he were personally present.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ Detach here from proxy voting card.^

You can now access your Microfield Graphics, Inc. account online.

Access your Microfield Graphics, Inc. shareholder/stockholder account online via Investor ServiceDirect ® (ISD).

Mellon Investor Services LLC agent for Microfield Graphics, Inc. Investor Services, now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

•	View account status
•	View certificate history
•	View book-entry information

•	View payment history for dividends
•	Make address changes
•	Obtain a duplicate 1099 tax form
•	Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect® is currently only available for domestic individual and joint accounts.

•	SSN
•	PIN
•	Then click on the Establish Pin button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

•	SSN
•	PIN
•	Then click on the Submit button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

•	Certificate History
•	Book-Entry Information
•	Issue Certificate
•	Payment History
•	Address Change
•	Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Mark Here for ☐ Address Change or Comments PLEASE SEE REVERSE SIDE

The Board of Director unanimously recommends a vote for each of the nominees named below and for the approval of Proposals 2 and 3

	FOR	WITHHOLD AUTHORITY
PROPOSAL 1: Election of Directors	all nominees listed below (except as marked all nominees to the contrary below)	(to vote for nominees listed below)
	☐	☐
01 Steven M. Wright
02 R. Patrick Hanlin
03 John B. Conroy
04 Michael Stansell

To withhold authority to vote for any individual nominee, strike a line through the nominee’s name above

		FOR	AGAINST	ABSTAIN
PROPOSAL 2:	To approve an amendment to the Company’s 1995 Stock Incentive Plan to increase the aggregate number of shares of Common Stock that may be issued thereunder to 1,500,000 shares, an increase of 650,000 shares.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
PROPOSAL 3:	To approve an amendment to the Company’s Articles of Incorporation changing the Company name to Microfield Group, Inc.	☐	☐	☐

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box	WILL ATTEND ☐	Upon such other matters as may properly come before, or incident to the conduct of the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Company is not presently aware of any such matters to be presented for action at the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

The shareholder signed below reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company’s Secretary at the Company’s corporate offices at 1631 NW Thurman Street, Suite 310, Portland, Oregon 97209, prior to the Annual Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Annual Meeting and elects in writing to vote in person.

Signature	Signature	Dated	, 2003

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

^ Detach here from proxy voting card.^